UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 8, 2024

AKERNA CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-39096	83-2242651
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1550 Larimer Street, #246, Denver, Colorado	80202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 932-6537

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	KERN	NASDAQ Capital Market
Warrants to purchase Common Stock	KERNW	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On January 27, 2023, Akerna Corp. (“Akerna” or the “Company”), Akerna Merger Co., a Delaware corporation and wholly owned direct subsidiary of Akerna (“Merger Sub”), and Gryphon Digital Mining, Inc., a Delaware corporation (“Gryphon”), entered into an Agreement and Plan of Merger, as may be amended from time to time (the “Merger Agreement”), pursuant to which, subject to the satisfaction or waiver of the conditions set forth in the Merger Agreement, Merger Sub will merge with and into Gryphon, with Gryphon surviving as a wholly owned subsidiary of Akerna (the “Merger”). Akerna following the Merger is referred to herein as the “combined company.”

At the effective time of the Merger (the “Effective Time”), each share of Gryphon’s common stock, par value $0.0001 per share (the “Gryphon Common Stock”), and Gryphon’s preferred stock, par value $0.0001 per share (the “Gryphon Preferred Stock,” collectively referred to herein with the Gryphon Common Stock as the “Gryphon Shares”), outstanding immediately prior to the Effective Time will be converted into the right to receive a per share portion of the aggregate number of shares of Akerna’s common stock, par value $0.0001 per share (the “Akerna Common Stock”), to be issued at the Effective Time as consideration for the Merger, as calculated pursuant to the terms set forth in the Merger Agreement (the “Merger Consideration”).

Immediately after the consummation of the Merger, Akerna equityholders as of immediately prior to the Merger are expected to own approximately 7.5% of the outstanding equity interests of the combined company on a fully diluted basis and former Gryphon equityholders are expected to own approximately 92.5% of the outstanding equity interests of the combined company on a fully diluted basis. Actual ownership percentages will depend on the actual calculation of the Merger Consideration at closing, which will depend on a number of variables, including the last sales price of Akerna Common Stock on the second trading day immediately prior to closing of the Merger and the amount of the principal remaining outstanding on Akerna’s convertible notes following any conversions or company redemptions that occur prior to closing and the number of shares of Akerna Common Stock that may be issued to settle accounts payable of Akerna prior to closing. Following the Merger, Gryphon’s business will be the business of the combined company.

Akerna hereby incorporates by reference (1) the audited annual financial statements of Gryphon as at and for the fiscal years ended December 31, 2022 and 2021 and the report of the independent public account, (2) the unaudited condensed consolidated financial statements of Gryphon as at September 30, 2023 and for the three and nine month periods ended September 30, 2023 and 2022 and (3) the management’s discussion and analysis of financial condition and results of operations of Gryphon, which are filed as Exhibits 99.1, 99.2 and 99.3, respectively, to this Current Report on Form 8-K into the Company’s registration statements on Form S-8 (File Nos. 333-242480 and 333-233480) and Form S-3 (File Nos. 333-239783 and 256878).

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed as part of this report:

Exhibit Number	Description
99.1	Audited annual financial statements of Gryphon Digital Mining Inc. as at and for the years ended December 31, 2022 and 2021
99.2	Unaudited condensed consolidated financial statements of Gryphon Digital Mining Inc. as at September 30, 2023 and for the three and nine month periods ended September 30, 2023 and 2022
99.3	Management’s discussion and analysis of financial condition and results of operations of Gryphon Digital Mining Inc.
99.4	Unaudited pro forma condensed consolidated financial information
99.5	Consent of RBSM LLP
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Certain schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the SEC upon request.

Additional Information and Where to Find It

This Current Report on Form 8-K may be deemed to be solicitation material with respect to the proposed transactions between Akerna and Gryphon and between Akerna and MJ Acquisition Co. In connection with the proposed transactions, Akerna has filed relevant materials with the United States Securities and Exchange Commission, or the SEC, including a registration statement on Form S-4 (File No. 333-271857) (the “Form S-4”) that contains a prospectus and a proxy statement. Akerna mailed the proxy statement/prospectus to the Akerna stockholders on January 9, 2024. Investors and securityholders of Akerna and Gryphon are urged to read these materials because they contain important information about Akerna, Gryphon and the proposed transactions. This Current Report on Form 8-K is not a substitute for the Form S-4, definitive proxy statement/prospectus included in the Form S-4 or any other documents that Akerna may file with the SEC or send to securityholders in connection with the proposed transactions. Investors and security holders may obtain free copies of the documents filed with the SEC on Akerna’s website at www.akerna.com, on the SEC’s website at www.sec.gov or by directing a request to Akerna’s Investor Relations at (516) 419-9915.

This Current Report on Form 8-K is not a proxy statement or a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transactions, and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Participants in the Solicitation

Each of Akerna, Gryphon, MJ Acquisition Co. and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Akerna in connection with the proposed transactions. Information about the executive officers and directors of Akerna is set forth in the proxy statement/prospectus included in the Form S-4, as last filed with the SEC on January 8, 2024. Other information regarding the interests of such individuals, who may be deemed to be participants in the solicitation of proxies for the stockholders of Akerna, is also set forth in the proxy statement/prospectus included in the Form S-4. You may obtain free copies of these documents as described above.

Cautionary Statements Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements based upon the current expectations of Gryphon and Akerna. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation: (i) the risk that the conditions to the closing of the proposed transactions are not satisfied, including the failure to timely obtain stockholder approval for the transactions, if at all; (ii) uncertainties as to the timing of the consummation of the proposed transactions and the ability of each of Akerna, Gryphon and MJ Acquisition Co. to consummate the proposed merger or asset sale, as applicable; (iii) risks related to Akerna’s ability to manage its operating expenses and its expenses associated with the proposed transactions pending closing; (iv) risks related to the failure or delay in obtaining required approvals from any governmental or quasi-governmental entity necessary to consummate the proposed transactions; (v) the risk that as a result of adjustments to the exchange ratio, Akerna stockholders and Gryphon stockholders could own more or less of the combined company than is currently anticipated; (vi) risks related to the market price of Akerna’s common stock relative to the exchange ratio of outstanding securities of Akerna at closing; (vii) unexpected costs, charges or expenses resulting from either or both of the proposed transactions; (viii) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transactions; (ix) risks related to the inability of the combined company to obtain sufficient additional capital to continue to advance its business plan; and (x) risks associated with the possible failure to realize certain anticipated benefits of the proposed transactions, including with respect to future financial and operating results. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties. These and other risks and uncertainties are more fully described under the heading “Risk Factors” in the proxy statement/prospectus included in the Form S-4 and the periodic filings with the SEC, including the factors described in the section titled “Risk Factors” in Akerna’s Annual Report on Form 10-K for the year ended December 31, 2022 and Quarterly Report on Form 10-Q for the quarter ended September 30, 2023, each filed with the SEC, and in other filings that Akerna makes and will make with the SEC in connection with the proposed transactions. You should not place undue reliance on these forward-looking statements, which are made only as of the date hereof or as of the dates indicated in the forward-looking statements. Except as required by law, Akerna and Gryphon expressly disclaim any obligation or undertaking to update or revise any forward-looking statements contained herein to reflect any change in its expectations with regard thereto or any change in events, conditions, or circumstances on which any such statements are based.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: February 8, 2024	AKERNA CORP.

	By:	/s/ Jessica Billingsley
		Name:	Jessica Billingsley
		Title:	Chief Executive Officer

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